                                                                 EXHIBIT 10.i

                    STATE UNIVERSITY OF NEW YORK AT BINGHAMTON
                                  INCUBATOR LICENSE


     License made this first day of March 1999 by and between THE RESEARCH FOUNDATION OF STATE UNIVERSITY OF NEW YORK, a nonprofit, educational corporation existing under the laws of the State of New York, having its principal place of business located at State University Plaza, Broadway, Albany, New York 12246 (mailing address: Office of Research and Sponsored Programs, P.O. Box 6000, Binghamton, New York 13902-6000) hereinafter referred to as "FOUNDATION", acting on behalf of the State University of New York at Binghamton, (hereinafter referred to as "BINGHAMTON) and BioLife Technologies, Inc. having its principal place of business located at 1300 Piccard Drive, Suite L-105, Rockville, MD 20850 (hereinafter referred to as LICENSEE).

     WHEREAS, the LICENSEE has developed competence and expertise in technical matters relating to preservation of cells, tissues and organs and the methods and techniques for use thereof as well as all applications of the Licensee's technology including, but not limited to, the Hypothermosol(R) line of solutions and all cryomedical based technology described in issued patents or pending patent applications relating to preservative solutions or other cryo related technologies (hereinafter referred to as the "FIELD); and

     WHEREAS, BINGHAMTON wishes to promote and foster campus-industry collaboration in the FIELD; and

     WHEREAS, BINGHAMTON wishes to make available to its faculty and students additional opportunities for practical application and study in the FIELD; and

     WHEREAS, the LICENSEE qualifies as a start-up company in the FIELD, as provided in the January 22, 1986, Resolution of the State University of New York Board of Trustees and the Incubator Guidelines of BINGHAMTON; and

     WHEREAS, by terms of the Agreement which was entered into between the State University of New York and the FOUNDATION on June 1, 1977, the State University of New

York has delegated to the FOUNDATION authority to administer funds and to utilize University facilities in connection with the conduct of research and research-related programs; and

     WHEREAS, LICENSEE has been organized for the purpose of undertaking research and development in areas related to the FIELD and requires certain incubator facilities for housing and servicing such activities; and

     WHEREAS, BINGHAMTON has such facilities available on the campus; and

     WHEREAS, the parties desire to enter into an agreement whereby BINGHAMTON, acting through the FOUNDATION, will make such facilities available to the LICENSEE as described in general in the Application for Use of Incubator Facilities set forth in Exhibit A;

     NOW, THEREFORE, be it known that a License is hereby granted to LICENSEE, subject to the terms and conditions as hereinafter provided, to use the facilities and services designated in this License.

     1. BINGHAMTON shall supply all ordinary and necessary water, gas, and electrical services, heat and sewage services for premises. Telephone services will be provided in accordance with BINGHAMTON policy at the expense of the LICENSEE. LICENSEE may avail itself of other on-site services at the established third-party rates. LICENSEE may request upgrades of campus facilities to conduct its operations, and if approved by FOUNDATION, FOUNDATION will work with LICENSEE to arrange the upgrade. FOUNDATION shall not unreasonably deny such requests by LICENSEE. LICENSEE shall pay the FOUNDATION and/or BINGHAMTON, in advance, for the cost of any and all capital upgrades that are requested by LICENSEE.

     2. LICENSEE shall pay an occupancy fee to FOUNDATION, in an amount that is the product of multiplying the number of square feet occupied by LICENSEE by the factor of $15.00 per square foot per year during the term of this License. It is initially estimated that LICENSEE will occupy 720 square feet of space which will result in the LICENSEE regulations and policies and all laws, rules, orders, regulations, and requirements of federal, State and municipal governments applicable hereto. LICENSEE shall obtain and keep in force at its sole cost and expense any permits or Licenses that may be required in this jurisdiction for conduct of its operations.

6. LICENSEE agrees that the issuance of this LICENSE shall in no way diminish the statutory authorization of the State University of New York and BINGHAMTON to possession, pursuant to State Education Law, of State property to which this License relates; nor shall the dominion and control by BINGHAMTON over the said State property be in any way diminished.

7. LICENSEE specifically agrees that this License does not create the relationship of landlord and tenant between FOUNDATION, the State of New York or the State University of New York and LICENSEE regarding the use of State controlled property to which this License relates. Further, the relationship of LICENSEE to the FOUNDATION, the State of New York or the State University of New York arising out of this LICENSE shall not be that of employee-employer but that of independent contractor.

8. LICENSEE specifically agrees that this LICENSE shall be void and of no further force and effect upon any use of State-controlled property to which this LICENSE relates which is inconsistent with State law or which in any way conflicts with the purposes or objectives of BINGHAMTON. In the event such an inconsistency or conflict arises BINGHAMTON shall notify LICENSEE of the inconsistency or conflict and LICENSEE shall have a period of 30 days in which to correct the identified inconsistency of conflict.

9. LICENSEE specifically agrees to pay all costs related to the rehabilitation and construction of offices that LICENSEE requests, and that BINGHAMTON has approved.

BINGHAMTON shall not unreasonably withhold such approval and BINGHAMTON shall not be required to provide furnishings, fixtures or decorations. Notwithstanding the foregoing, BINGHAMTON agrees to provide LICENSEE with access to and normal use of furnishings and equipment set forth in Exhibit A of this License. In consideration for such use, LICENSEE agrees to pay BINGHAMTON the monthly sum of one hundred and five dollars ($105) which is one-twelfth of the annual estimated depreciation* cited in Exhibit A. Upon termination of the License, LICENSEE shall be required to return furnishings and equipment listed in Exhibit A in the condition assigned, normal wear and tear excepted. The first monthly payment is due as of the effective date of this License. In addition, LICENSEE shall be required to restore the premises to their original condition, normal wear and tear excepted, unless otherwise agreed upon by the parties. At its sole cost and expense, LICENSEE may remove any furnishings, fixtures and decorations belonging to LICENSEE.

                                                  * of equipment listed in
                                                    Item 9,

10. The LICENSEE shall have the right, so long as this License shall remain in force to enter upon the BINGHAMTON campus for the purposes set forth in this License. However, if in the judgement of FOUNDATION, in consultation with the State University of New York and BINGHAMTON, any activity of LICENSEE or its personnel or clients is deemed incompatible with the purpose of this LICENSE or the best interests of the FOUNDATION, the State University of New York or BINGHAMTON, then the FOUNDATION shall give written notice to LICENSEE of any such incompatibility or conflict in interests and LICENSEE shall have a period of 30 days to correct the identified incompatibility or conflict in interest. If the incompatibility is not corrected with in the 30 day period then the FOUNDATION may immediately terminate this License without liability of any kind, and LICENSEE and its personnel shall promptly vacate the Licensed premises within a 30 day period. Both the FOUNDATION and BINGHAMTON specifically acknowledge and understand that the LICENSEE is subject to inspections of the

LICENSEE'S activities in the space occupied by the LICENSEE by the Food and Drug Administration for purposes of compliance with the regulations of the Food and Drug Administration as they pertain to the activities of the LICENSEE.

11. LICENSEE specifically agrees not to hold itself out as representing the FOUNDATION, the State of New York, the State University of New York, or BINGHAMTON in connection with the use of State-owned property to which this License relates, nor shall the name of the FOUNDATION, the State of New York, the State University of New York, or BINGHAMTON be used by LICENSEE for any purpose without prior, specific written approval of the party whose name is to be used. Notwithstanding the above provision all parties to this License specifically acknowledge and understand that LICENSEE shall not be restricted from reporting on the nature of its relationship with BINGHAMTON and the FOUNDATION as required by SEC, NASDAQ and other oversight bodies and regulatory agencies in forms of dissemination of information consistent with the normal and accepted business practices of publicly held companies.

12. LICENSEE assumes all risks incidental to its use of Licensed facilities, appurtenances and surrounding grounds, and shall be solely responsible for any and all accidents and injuries to persons (including death) and property damage arising out of or in connection with such activities if caused by the actions of LICENSEE, its officers, employees, agents or assigns, and hereby covenants and agrees to indemnify and hold harmless the FOUNDATION, the State of New York, the State University of New York, and BINGHAMTON and their respective officers, employees, agents and assigns, from any and all claims, suits, actions, damages and costs of every nature and description arising out of or relating to the said use. LICENSEE further agrees, upon request, to assume the defense and to defend, at its own cost and expense, any action brought at any time against the FOUNDATION, the State of New York, or the State University of New York with respect to such claims, suits, and losses.

13. LICENSEE agrees to provide evidence of appropriate insurance of the type and in the amounts set forth in Exhibit B of this License, naming the FOUNDATION, the State of New York, State University of New York and BINGHAMTON as additional insureds.

14. LICENSEE specifically agrees that if this License is canceled or terminated for any reason, LICENSEE shall have no claim against the Foundation, the State of New York, State University of New York, and BINGHAMTON nor their respective officers or employees, and further that the FOUNDATION, the State of New York, State University of New York and BINGHAMTON and their officers, employees, agents and assigns shall be relieved from any and all liability.

15. Any notice to either party hereunder must be in writing, signed by the party giving it, and shall be served either personally or by registered mail addressed as follows:

     TO:  FOUNDATION
          Stephen A. Gilje, Associate Vice Provost
          Office of Research & Sponsored Programs
          The Research Foundation of SUNY at Binghamton
          P.O.Box 6000
          Binghamton, NY 13902-6000

     TO:  LICENSEE
          Richard J. Reinhart, President and CEO
          BioLife Technologies, Inc.
          1300 Piccard Drive, Suite L-105
          Rockville, MD 20850

     All Notices become effective upon receipt.

16. This License, including any Exhibits and Appendices, constitutes the entire agreement between the parties hereto and all previous communications between the parties, whether written or oral, with reference to the subject matter of this License is hereby superseded.

17.  The term of this License shall be from March 1, 1999 through February
28, 2000, unless terminated earlier by either party or extended in writing in accordance with the terms of this LICENSE. Subject to the approval of the Advisory Committee for Scholarship and Research and the Vice Provost for Research and Outreach, LICENSEE may be granted an option to renew this agreement by providing written notice of its intent to renew to FOUNDATION sixty (60) days prior to expiration of this License If this option is exercised by LICENSEE, the fee for the renewal period may be modified, but in no case will the new fee increase by more than 5% of the amount paid under this License.

     Either party may terminate this License by giving thirty (30) days written notice of termination to the other, provided such termination notice is predicated upon a mutually agreed upon alternative for the LICENSEE and a satisfactory termination procedure for the FOUNDATION and BINGHAMTON.

18. In addition to those otherwise set forth herein, this License is subject to the following terms and conditions:

a) LICENSEE shall meet at least annually with FOUNDATION, at a time mutually determined by FOUNDATION and LICENSEE, for the purpose of reviewing the status of this License.

b) General institutional services and all computer and computer-related services provided to the LICENSEE by BINGHAMTON must be paid for within 30 days after LICENSEE receives invoice for such services.

c) LICENSEE may provide employment opportunities by hiring students during the academic year and the summer.

d) Faculty and staff are permitted to consult with LICENSEE in strict accordance with the policies and guidelines of FOUNDATION and BINGHAMTON. LICENSEE will execute formal consulting agreements with faculty/staff and provide copies of such agreements to the Advisory Committee for Scholarship and Research.

e) LICENSEE may submit proposals for collaborative efforts and joint ventures to BINGHAMTON for mutual benefit. Accepted proposals will be administered by separate contracts which shall in no way diminish or change any provision of this License.

f) All faculty, staff and students whose services are retained by the LICENSEE shall sign jointly with the FOUNDATION and the LICENSEE a Letter of Notification and Agreement acknowledging the scope and assignments contained within this License and shall waive all claims to the technology, its improvements, new discoveries and like activities of the LICENSEE made within the licensed facilities.

g) BINGHAMTON and the FOUNDATION specifically acknowledge and understand that the LICENSEE intends to apply for a DOC NIST Advanced Technology Program multi-year grant and various SBIR/STTR grants in which BINGHAMTON and the FOUNDATION will share involvement. All parties to this License acknowledge and understand that the award of these

                                   EXHIBIT A




               A)   STATE UNIVERSITY OF NEW YORK AT
                    BINGHAMTON - APPLICATION FOR
                    USE OF INCUBATOR FACILITIES

               B)   BIOLIFE TECHNOLOGIES BUSINESS
                    PLAN: DESCRIPTION OF THE
                    PRESERVATION SOLUTIONS
                    BUSINESS (CONFIDENTIAL
                    DOCUMENT)

               C)   NEWS RELEASE

                                  EXHIBIT A (a)

                   STATE UNIVERSITY OF NEW YORK AT BINGHAMTON

                  APPLICATION FOR USE OF INCUBATOR FACILITIES


     1.   COMPANY NAME: BioLife Technologies

     2.   CURRENT COMPANY ADDRESS: 1300 Piccard Drive
                                   Rockville, MD 20850-4303

     3.   PRINCIPAL OFFICERS:

          Name                     Address                  Telephone number
          ----                     -------                  ----------------

          Richard J. Reinhart      1300 Piccard Drive       (301)417-7070
          President and CEO        Rockville, MD 20850

     4.   PERIOD OF OCCUPANCY REQUESTED:

          12 months

     5.   FACILITIES REQUESTED (STATE BUILDING AND ROOM NUMBERS):

          Science III Rooms 107, 143a, 144, 147, 149 and 194

     6.   EXPLAIN PRIMARY ACTIVITIES/RESEARCH/PRODUCTS OF
          COMPANY:
          (ATTACH ADDITIONAL SHEETS IF NEEDED)

          See attached news release

     7.   EXPLAIN NEED FOR FACILITIES AND WAYS IN WHICH COMPANY CAN BENEFIT
          FROM CAMPUS ACADEMIC PROGRAMS OR RESEARCH ACTIVITIES OF FACULTY, STAFF AND STUDENTS:

          BioLife Technologies needs both laboratory space and molecular biology instrumentation to launch its research and development program. The laboratory space (re: #5) currently houses all the appropriate instrumentation thereby decreasing start-up costs by as much as $50,000.

8. EXPLAIN WAYS IN WHICH COMPANY WILL STIMULATE EMPLOYMENT OPPORTUNITIES FOR STUDENTS AND CONSULTING AND COLLABORATIVE RESEARCH ACTIVITIES WITH FACULTY:

     The presence of BioLife Technologies on campus will serve as a nucleating point for faculty, staff and students who would like to associate with biotechnology companies. As part of this agreement, BioLife Technologies will sponsor a Biotechnology Undergraduate Network -- a campus organization dedicated to helping undergraduates secure careers in the biotechnology industry. Dr. Van Buskirk has already initiated this project.

9. OUTLINE NEEDS FOR COLLEGE RESOURCES/SERVICES. (BE SPECIFIC, AS THIS DESCRIPTION WILL SERVE AS THE BASIS FOR ASSESSING FINANCIAL CHARGES.)

     We will need to use a laminar flow hood, a CytoFluor II, a cell culture incubator, gel electrophoresis systems and possibly a Western Blot apparatus.


10. SUBMIT BUSINESS PLANS INDICATING THE POTENTIAL FOR FUTURE EMPLOYMENT AND FOR RELOCATION TO NON-UNIVERSITY SPACE WITHIN A REASONABLE PERIOD OF TIME. THE BUSINESS PLAN SHOULD ADDRESS ANY FINANCIAL, LEGAL OR REGULATORY RISKS INHERENT IN THE COMPANY'S ACTIVITY. IF THE BUSINESS PLAN INVOLVES THE USE OF HUMAN OR ANIMAL SUBJECTS, BIOHAZARDS, CHEMICAL WASTES, RADIOACTIVE MATERIAL, CARCINOGENS, ETC., THE COMPANY MUST DEMONSTRATE ITS ABILITY TO MANAGE SUCH RISKS IN ACCORDANCE WITH UNIVERSITY, CITY, COUNTY, STATE, AND FEDERAL REGULATIONS. IF APPLICABLE, HOW DOES THE TENANT PLAN TO REMOVE HAZARDOUS MATERIALS FOLLOWING ITS DEPARTURE FROM THE INCUBATOR? ARE THERE ANY RISKS TO SUNY AT BINGHAMTON, AND IF SO, WHAT IS THE MAGNITUDE AND HOW WILL THEY BE MANAGED?

     The Business Plan is attached. No hazardous materials will be generated.

11. DESCRIBE THE POTENTIAL CONTRIBUTION OF THE COMPANY TO THE ECONOMIC DEVELOPMENT OF NEW YORK STATE.

     The growing need for preservation solutions of this type (see Business
     Plan) suggests that BioLife Technologies will expand to 15 or more employees in 5 years.

12. DEMONSTRATE THE CAPACITY OF MEETING USER FEE OBLIGATIONS AND/OR THE WILLINGNESS TO GRANT ROYALTIES OR OTHER FORMS OF COMPENSATION IN EXCHANGE FOR USE OF FACILITIES AND UNIVERSITY SERVICES.

     User fees obligations will come from (a) private investors and (b) NIH SBIR grants. BioLife Technologies will not grant royalties to the University. Such an arrangement would seriously impair BioLife's ability to secure outside investor support.


     PLEASE INCLUDE IF APPLICABLE:

     a)   REQUEST FOR SPECIFIC FACILITY RENOVATION WITH JUSTIFICATION.

          None needed.

     b)   REQUEST FOR ASSIGNMENT OF SPECIFIC EQUIPMENT.
          (USE FORM ATTACHED TO INCUBATOR LICENSE.)

          All equipment can be shared with the University. In cases where BioLife needs exclusive control over equipment for specific projects (NIH, SBIR), appropriate arrangements will be made. Note that all the critical equipment listed in this application exists in duplicate or triplicate, allowing exclusive use.

NAME AND TITLE OF PRINCIPAL OFFICER:


/s/ JOHN G. BAUST                  3/24/99
-------------------           -----------------
    John G. Baust                   Date
    Professor

                    STATE UNIVERSITY OF NEW YORK AT BINGHAMTON

                         AMENDMENT 1 TO INCUBATOR LICENSE

This Amendment 1 to Incubator License is entered into as of February 23, 2000, by and between The Research Foundation of State University of New York, a non-profit, educational corporation organized and existing under the laws of the State of New York, with its principal business offices located at State University Plaza, Broadway, Albany, New York 12246 (mailing address: Office of Research & Sponsored Programs, Binghamton University, P.O. Box 6000, Binghamton, New York 13902-6000), hereinafter referred to as FOUNDATION, acting on behalf of State University of New York at Binghamton (hereafter referred to as BINGHAMTON), and Biolife Technologies, Inc., having its principal place of business located at 1300 Piccard Drive, Suite L-105, Rockville, Maryland 20850, (hereinafter called LICENSEE).

LICENSEE and FOUNDATION agree that their Incubator License, effective March 23, 1999, (hereafter LICENSE), is hereby amended as follows to reflect the LICENSE renewal for an additional 12 month period:

17. The first sentence of this clause is revised as follows:

The term of this LICENSE shall be from March 1, 1999, through February 28, 2001, unless terminated earlier by either party or extended in writing in accordance with the terms of this LICENSE.

All other terms and conditions of the LICENSE remain the same.

IN WITNESS WHEREOF, LICENSEE and FOUNDATION have caused this Amendment 1 to be signed in duplicate by their duty authorized representatives.



          BIOLIFE TECHNOLOGIES, INC.

               R.J. REINHART
               ------------------
               Type or Print Name



               PRESIDENT & CEO
               --------------------------
               Title


               /s/ R.J. REINHART    3/1/00
               ---------------------------
               Signature            Date




          THE RESEARCH FOUNDATION OF STATE UNIVERSITY OF NEW YORK


               Stephen A. Gilie
               ----------------
               Type or Print Name


               Associate Vice Provost for Research
               -----------------------------------
               Title

               /s/ STEPHEN A. GILIE  6 March, 2000
               -----------------------------------
                                          Date

                  STATE UNIVERSITY OF NEW YORK AT BINGHAMTON

                       AMENDMENT 2 TO INCUBATOR LICENSE

This Amendment 2 to Incubator License is entered into as of February 7, 2001, by and between The Research Foundation of State University of New York, a non-profit, educational corporation organized and existing under the laws of the State of New York, with its principal business offices located at State University Plaza, Broadway, Albany, New York 12246 (mailing address: Office of Research & Sponsored Programs, Binghamton University, P.O. Box 6000, Binghamton, New York 13902-6000), hereinafter referred to as FOUNDATION, acting on behalf of State University of New York at Binghamton (hereafter referred to as BINGHAMTON), and BioLife Solutions, Inc., having its principal place of business located at Mountain View Office Park, 820 Bear Tavern Road, Suite 106, Ewing, NJ 08628, (hereinafter called LICENSEE).

LICENSEE and FOUNDATION agree that their Incubator License, effective March 23, 1999, and amended February 23, 2000 (hereafter LICENSE), is hereby amended as follows to reflect the LICENSE renewal for an additional 12 month period:

17. The first sentence of this clause is revised as follows:

The term of this LICENSE shall be from March 1, 1999, through February 28, 2002, unless terminated earlier by either party or extended in writing in accordance with the terms of this LICENSE.

All other terms and conditions of the LICENSE remain the same.

IN WITNESS WHEREOF, LICENSEE and FOUNDATION have caused this Amendment 2 to be signed in duplicate by their duly authorized representatives.


        BIOLIFE SOLUTIONS, INC.

                     JOHN G. BAUST
            -------------------------------------
            Type or Print Name


            SR. VICE PRESIDENT
            -------------------------------------
            Title


            /S/ JOHN G. BAUST             2-26-01
            -------------------------------------
            Signature                     Date


        THE RESEARCH FOUNDATION OF STATE UNIVERSITY OF NEW YORK

            Stephen A. Gilie
            -------------------------------------
            Type or Print Name


            Associate Vice President for Research
            -------------------------------------
            Title



            -------------------------------------
            Signature                    Date